UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 3, 2026

PENGUIN SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-38102

Delaware	36-5142687
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

45800 Northport Loop West
Fremont, CA	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.03 par value per share	PENG	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transaction (as defined below) described under Item 8.01 below, Joseph Clark, President of Optimized LED, will cease to serve as an executive officer of Penguin Solutions, Inc., a Delaware corporation (the “Company”), effective upon the closing of the Transaction. Mr. Clark is employed by the Business (as defined below), which Buyer (as defined below) will acquire as part of the Transaction, and he is expected to continue his employment with the Business following the closing of the Transaction.

Item 7.01 Regulation FD Disclosure.

On November 4, 2026, the Company issued a press release announcing the entry into the Purchase Agreement (as defined below) described under Item 8.01 below and reaffirming its previously issued financial outlook for full-year fiscal 2027, as provided in its earnings release issued on October 6, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On November 3, 2026, the Company and SMART Modular Technologies (DH), Inc., an exempted company incorporated in the Cayman Islands and an indirect wholly owned subsidiary of the Company (the “Cayman Seller”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Transom Crystal AcquireCo, LLC, a Delaware limited liability company (“Buyer”), an affiliate of Transom Capital Group, LLC, pursuant to which the Company agreed to sell its Cree LED business, which comprises its Optimized LED segment (the “Business”), to Buyer through the sale by the Cayman Seller of all of the outstanding equity of Cayman DRE Holdco, an indirect wholly owned subsidiary of the Company (the “Transaction”). The Company discusses its Optimized LED segment in its periodic reports.

The Transaction, which was approved by the Company’s Board of Directors, is expected to close in the first calendar quarter of 2027, subject to the satisfaction of customary closing conditions.

Pursuant to the Purchase Agreement, the Buyer will acquire the Business in an all-cash transaction. The Purchase Agreement also contains customary termination rights.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995 that are not historical in nature, that are predictive or that depend upon or refer to future events or conditions. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. These statements may include, but are not limited to, statements concerning the proposed sale of the Business; the expected timing of the closing of the Transaction and the satisfaction of closing conditions; the Company’s financial outlook for full-year fiscal 2027; and Mr. Clark’s expected transition and continued employment with the Business under Buyer. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “believe,” “could,” “will,” “may” and other words of similar meaning. These forward-looking statements are based on current expectations, circumstances, aspirations and assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of significant risks, uncertainties and other factors, many of which are outside the Company’s control, including the risk that the Transaction may not be completed in a timely manner or at all, the failure of the parties to satisfy the conditions to the closing of the Transaction, and the factors and risks detailed in the Company’s filings with the Securities and Exchange Commission (which include the Company’s most recent Annual Report on Form 10-K). Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of the Company to be materially different from the Company’s forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1*	Press release issued on November 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Furnished herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2026	Penguin Solutions, Inc.
	By:	/s/ Anne Kuykendall
Anne Kuykendall
Senior Vice President and Chief Legal Officer